EXHIBIT 99.1
                                                                    ------------



            JOINT ACQUISITION STATEMENT PURSUANT TO RULE 13d-1(k)(1)

                  The undersigned acknowledge and agree that the foregoing statement on Schedule 13G is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13G shall be filed on behalf of each of the undersigned without the necessity of filing additional joint acquisition statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him, her or it contained herein, but shall not be responsible for the completeness and accuracy of the information concerning the other entities or persons, except to the extent that he, she or it knows or has reason to believe that such information is accurate.

Dated as of February 14, 2005


                                    CNC FUND, L.P.


                                    CNC CAYMAN LIMITED, in its capacity as a general partner of CNC Fund, L.P.


                                    By:   /s/ Wenlong Sun
                                          ----------------------------------
                                          Name: Wenlong Sun
                                          Title: Authorized Signatory


                                    GS CHINA BROADNET GP, L.L.C., in its
                                    capacity as a general partner of CNC Fund, L.P.


                                    By:   /s/ Joyce Hsu
                                          ----------------------------------
                                          Name: Joyce Hsu
                                          Title: Director

                                    CNC CAYMAN, LIMITED


                                    By:   /s/ Wenlong Sun
                                          ----------------------------------
                                          Name: Wenlong Sun
                                          Title: Authorized Signatory

                                    GS CHINA BROADNET GP, L.L.C.


                                    By:   /s/ Joyce Hsu
                                          ----------------------------------
                                          Name: Joyce Hsu
                                          Title: Director


                                    GS CHINA BROADNET GP HOLDINGS, L.L.C.


                                    By:   /s/ Joyce Hsu
                                          ----------------------------------
                                          Name: Joyce Hsu
                                          Title: Director


                                    GS CHINA BROADNET INVESTMENT HOLDINGS,
                                    L.L.C.


                                    By:   /s/ Joyce Hsu
                                          ----------------------------------
                                          Name: Joyce Hsu
                                          Title: Director


                                    GS CAPITAL PARTNERS III, L.P.


                                    By:   /s/ Ted Chang
                                          ----------------------------------
                                          Name: Ted Chang
                                          Title: Attorney-in-fact


                                    GS ADVISORS III, L.L.C.


                                    By:   /s/ Ted Chang
                                          ----------------------------------
                                          Name: Ted Chang
                                          Title: Attorney-in-fact

                                    THE GOLDMAN SACHS GROUP, INC.


                                    By:   /s/ Ted Chang
                                          ----------------------------------
                                          Name: Ted Chang
                                          Title: Attorney-in-fact


                                    GOLDMAN, SACHS & CO.


                                    By:   /s/ Ted Chang
                                          ----------------------------------
                                          Name: Ted Chang
                                          Title: Attorney-in-fact


                                    GS CAPITAL PARTNERS III OFFSHORE, L.P.


                                    By:   /s/ Ted Chang
                                          ----------------------------------
                                          Name: Ted Chang
                                          Title: Attorney-in-fact


                                    GOLDMAN, SACHS & CO. OHG


                                    By:   /s/ Ted Chang
                                          ----------------------------------
                                          Name: Ted Chang
                                          Title: Attorney-in-fact


                                    GS CAPITAL PARTNERS III GERMANY CIVIL LAW
                                    PARTNERSHIP
                                    (with limitation of liability)

                                    By:   /s/ Ted Chang
                                          ----------------------------------
                                          Name: Ted Chang
                                          Title: Attorney-in-fact


                                    STONE STREET FUND 2000, L.P.


                                    By:   /s/ Ted Chang
                                          ----------------------------------
                                          Name: Ted Chang
                                          Title: Attorney-in-fact

                                    STONE STREET 2000, L.L.C.


                                    By:   /s/ Ted Chang
                                          ----------------------------------
                                          Name: Ted Chang
                                          Title: Attorney-in-fact


                                    BRIDGE STREET SPECIAL OPPORTUNITIES FUND
                                    2000, L.P.


                                    By:   /s/ Ted Chang
                                          ----------------------------------
                                          Name: Ted Chang
                                          Title: Attorney-in-fact


                                    BRIDGE STREET SPECIAL OPPORTUNITIES 2000,
                                    L.L.C.


                                    By:   /s/ Ted Chang
                                          ----------------------------------
                                          Name: Ted Chang
                                          Title: Attorney-in-fact